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                                                                    Exhibit 32.2

                                   COHU, INC.
                         SARBANES-OXLEY ACT SECTION 906

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, John H. Allen, Chief Financial Officer of Cohu, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: July 25, 2003                              /s/ John H. Allen
                                                  ------------------------------
                                                  John H. Allen
                                                  Vice President Finance &
                                                  Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cohu, Inc. and will be retained by Cohu, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.